Exhibit 99.1
ARUBA NETWORKS REVENUES INCREASE 8% YEAR-OVER-YEAR FOR FISCAL THIRD QUARTER OF 2009
•	Company Adds Over 500 New Customers in Q3

•	Total Customer Count Now Exceeds 7,000
SUNNYVALE, Calif., May 21, 2009 — Aruba Networks, Inc. (NASDAQ: ARUN), a global leader in wireless LANs and secure mobility solutions, today released financial results for its fiscal third quarter ended April 30, 2009.
Revenues for the fiscal third quarter of 2009 were $45.8 million, an increase of 8% over the $42.6 million reported in the fiscal third quarter of 2008. GAAP net loss for the fiscal third quarter of 2009 was $5.8 million, or $0.07 per share, compared to a net loss of $6.2 million, or $0.08 per share, in the fiscal third quarter of 2008. GAAP results for the fiscal third quarter of 2009 included $5.5 million of non-cash stock-based expenses and $1.2 million of amortization expense of acquired intangible assets.
Non-GAAP net income for the fiscal third quarter of 2009 increased $2.1 million from the fiscal third quarter of 2008 to $1.0 million, or $0.01 per share. Non-GAAP net income for these periods excludes the impact of non-cash stock-based expenses and amortization expense of acquired intangible assets in all periods and, for the fiscal third quarter of 2008, acquisition related severance expense.
“In the third quarter we achieved 8% year-over-year revenue growth and won a number of large customers which should continue to benefit our results in coming quarters,” said Dominic Orr, president and chief executive officer of Aruba. “Demand was driven by both existing customers and the addition of more than 500 new customers, across a broad range of industries. In this difficult economic environment, enterprises and organizations are rethinking their current IT infrastructure and we believe that wireless will increasingly be used as a replacement for and/or cost-saving complement to wired networks. We believe Aruba Networks offers both existing and potential customers the lowest total cost of ownership, fully integrated security and proven scalability with some of the world’s largest organizations.”
“Sales were solid across all of our geographies,” said Steffan Tomlinson, Aruba’s chief financial officer. “We were pleased to have increased our operating leverage, as we reduced operating expenses in both actual dollars and as a percentage of sales from the immediately preceding quarter and the same period last year. We enter our fourth fiscal quarter with improved visibility from the prior quarter and $111.8 million of cash and short term investments, with no debt.”
Recent Highlights
Highlights from the quarter include:
•	Positioned in the Gartner Magic Quadrant as a Leader — Aruba was again positioned in the Leaders Quadrant in the 2008 Magic Quadrant for Wireless LAN Infrastructure.

•	Awards — Aruba won numerous awards during the quarter including Network World’s “Best of the Tests” award (AirWave Wireless Management Suite), Unified Communications Magazine’s “2008 Product of the Year” award (Remote Access Point technology), Network Computing’s “Wireless Infrastructure Product of the Year” award (802.11n access points), and Verizon’s 2008 Supplier Excellence Award for IT Products.

•	Product Development — Aruba announced three Real-Time Location Systems (RTLS) for tracking assets, devices, and Wi-Fi tags within a facility, lowering operating and deployment costs.

•	Wins and Deployments — New customer wins and/or deployments included Ithaca College, Universitas Telefonica, MultiCare Health System, Raytown C-2 School District, Norwood School, Boston Medical Center, Liberty University, Glenelg Country School, University of Tokyo, and the New South Wales Department of Education and Training.
Conference Call Information
Aruba will host a conference call for analysts and investors to discuss its fiscal third quarter results today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live Webcast of the conference call will also be accessible from the “Investor Relations” section of the Company’s Web site at www.arubanetworks.com. Following the Webcast, an archived version will be available on the Web site for twelve months. To hear the replay, parties in the United States and Canada should call 1-800-406-7325 and enter passcode 4070876. International parties can access the replay at +1-303-590-3030 and should enter passcode 4070876.
Forward Looking Statements
This press release contains forward-looking statements, including statements relating to our expectations regarding (1) the positive impact on our future results of a number of large new customers added this quarter; (2) the likelihood that wireless will increasingly be used as a replacement for and/or cost-saving complement to wired networks in the enterprise; and (3) other statements as to our future economic performance, financial condition or results of operations.
These forward-looking statements involve risks and uncertainties, as well as assumptions which, if they do not fully materialize or prove incorrect, could cause Aruba’s results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include (1) our ability to react to trends and challenges in our business and the markets in which we operate; (2) business and economic conditions and growth trends in the networking industry, our vertical markets and various geographic regions; (3) changes in overall information technology spending; (4) our ability to establish and maintain successful relationships with our distribution partners; and (5) our ability to compete in our industry, as well as those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in Aruba’s report on Form 10-Q for the fiscal second quarter ended on January 31, 2009, which was filed with the SEC on March 12, 2009, available on Aruba’s investor relations website at www.arubanetworks.com and on the SEC website at www.sec.gov. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.
Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain the following non-GAAP financial measures: non-GAAP net income and non-GAAP earnings per share (EPS). The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
Non-GAAP net income and EPS. Aruba defines non-GAAP net income as net income plus stock-based expenses, amortization expense of acquired intangible assets, restructuring expenses (for the nine months ended April 30, 2009 only), acquisition related severance expense (for the three and nine months ended April 30, 2008 only), and, a benefit related to the revaluation of warrants to fair value (for the nine months ended April 30, 2008 only). Aruba defines non-GAAP EPS as non-GAAP net income divided by the weighted average diluted shares outstanding. Aruba’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the company’s performance by excluding certain expenses that may not be indicative of Aruba’s “recurring operating results,” meaning its operating performance excluding not only non-cash charges, such as stock-based expenses, but also discrete cash charges that are infrequent in nature, such as restructuring and severance expenses. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FAS 123R, Aruba’s management believes that providing non-GAAP financial measures that exclude stock-based expenses allows investors to compare these results with those of other companies, as well as providing management with an important tool for financial and operational decision making and for evaluating the company’s operating results over different periods of time. Similarly, by excluding amortization expense of acquired intangible assets, restructuring expenses, severance expense and the benefit related to the revaluation of warrants to fair value, Aruba’s management believes that investors can better understand and measure the Company’s recurring operating results.
There are a number of limitations related to the use of non-GAAP net income and EPS versus net income and EPS calculated in accordance with GAAP. First, these non-GAAP financial measures exclude some costs, namely, stock-based expenses, that are recurring. Stock-based expenses have been and will continue to be for the foreseeable future a significant recurring expense in Aruba’s business. Second, stock-based awards are an important part of Aruba’s employees’ compensation and impacts their performance. Third, the components of the costs that Aruba excludes in its calculation of non-GAAP net income may differ from the components that its peer companies exclude when they report their results of operations. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluating these non-GAAP financial measures together with their most directly comparable financial measures calculated in accordance with GAAP. The accompanying tables have more details on these non-GAAP financial measures, including reconciliations between these financial measures and their most directly comparable GAAP equivalents.
A copy of this press release can be found on the investor relations page of Aruba Networks’ Web site at www.arubanetworks.com.
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About Aruba Networks
People move. Networks must follow. Aruba securely delivers networks to users, wherever they work or roam. Our mobility solutions enable the Follow-Me Enterprise that moves in lock-step with users:
•	Adaptive 802.11a/b/g/n Wi-Fi networks optimize themselves to ensure that users are always within reach of mission-critical information;

•	Identity-based security assigns access policies to users, enforcing those policies whenever and wherever a network is accessed;

•	Remote networking solutions ensure uninterrupted access to applications as users move;

•	Multi-vendor network management provides a single point of control while managing both legacy and new wireless networks from Aruba and its competitors.
The cost, convenience, and security benefits of our secure mobility solutions are fundamentally changing how and where we work. Listed on the NASDAQ and Russell 2000 Index, Aruba is based in Sunnyvale, California, and has operations throughout the Americas, Europe, Middle

East, and Asia Pacific regions. To learn more, visit Aruba at http://www.arubanetworks.com. For real-time news updates follow Aruba on Twitter at http://twitter.com/ArubaNetworks.
© 2009 Aruba Networks, Inc. AirWave®, Aruba Networks®, Aruba Mobility Management System®, Bluescanner, For Wireless That Works®, Mobile Edge Architecture®, People Move. Networks Must Follow®, RFprotect®, The All Wireless Workplace Is Now Open For Business, Green Island, and The Mobile Edge Company® are trademarks of Aruba Networks, Inc. All rights reserved. All other trademarks are the property of their respective owners.
# # #
IR Contacts

Aruba Networks, Inc.	The Blueshirt Group, Investor Relations
Steffan Tomlinson	Chris Danne, Jill Isenstadt
Chief Financial Officer	+1-415-217-7722
+1-408-754-3058	ir@arubanetworks.com
ir@arubanetworks.com

Aruba Networks, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)
(Unaudited)

	April 30,	July 31,
	2009	2008
Assets

Current assets:
Cash and cash equivalents	$34,777	$37,602
Short-term investments	77,006	64,130
Accounts receivable, net	30,733	32,679
Inventory	12,318	11,644
Deferred costs	2,754	4,317
Prepaids and other	2,128	3,196

Total current assets	159,716	153,568

Property and equipment, net	7,773	7,181
Goodwill	7,656	7,656
Intangible assets, net	15,325	19,027
Deferred costs	39	239
Other assets	1,159	1,130

Total other assets	31,952	35,233

Total assets	$191,668	$188,801

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$4,364	$5,844
Accrued liabilities	20,195	16,908
Income taxes payable	394	576
Deferred revenue	24,610	27,143

Total current liabilities	49,563	50,471

Deferred revenue	7,342	7,338
Other long-term liabilities	51	117

Total other liabilities	7,393	7,455

Total liabilities	56,956	57,926

Stockholders’ equity
Preferred Stock: $0.0001 par value; 10,000 shares authorized at April 30, 2009 and July 31, 2008; no shares issued and outstanding at April 30, 2009 and July 31, 2008	—	—
Common Stock: $0.0001 par value; 350,000 shares authorized at April 30, 2009 and July 31, 2008; 86,212 and 82,836 shares issued and outstanding at April 30, 2009 and July 31, 2008, respectively	9	8
Additional paid-in capital	271,750	249,131
Accumulated other comprehensive income (loss)	87	(45)
Accumulated deficit	(137,134)	(118,219)

Total stockholders’ equity	134,712	130,875

Total liabilities and stockholders’ equity	$191,668	$188,801

Aruba Networks, Inc.
Consolidated Statements of Operations
(On a GAAP basis)
(In thousands, except per share data)
(Unaudited)

	Three months ended		Nine months ended
	April 30,		April 30,
	2009	2008	2009	2008
Revenues:
Product	$35,822	$35,478	$118,561	$108,105
Professional services and support	9,666	6,287	26,271	19,109
Ratable product and related professional services and support	318	841	1,101	2,767

Total revenues	45,806	42,606	145,933	129,981

Cost of revenues:
Product	14,005	11,236	43,978	34,077
Professional services and support	1,814	1,650	5,585	5,853
Ratable product and related professional services and support	110	294	385	986

Total cost of revenues	15,929	13,180	49,948	40,916

Gross profit	29,877	29,426	95,985	89,065

Operating expenses:
Research and development	9,734	9,762	30,407	27,148
Sales and marketing	20,251	21,230	66,519	61,755
General and administrative	5,854	4,730	17,154	13,325
Acquisition related severance expense	—	197	—	197
Restructuring expenses	—	—	1,447	—

Total operating expenses	35,839	35,919	115,527	102,425

Operating loss	(5,962)	(6,493)	(19,542)	(13,360)

Other income (expense), net
Interest income	368	854	1,572	3,474
Other income (expense), net	46	(324)	(438)	258

Total other income (expense), net	414	530	1,134	3,732

Loss before income tax provision	(5,548)	(5,963)	(18,408)	(9,628)

Income tax provision	213	260	507	712

Net loss	$(5,761)	$(6,223)	$(18,915)	$(10,340)

Shares used in computing net loss per common share, basic and diluted	85,200	80,644	84,044	78,922

Net loss per common share, basic and diluted	$(0.07)	$(0.08)	$(0.23)	$(0.13)

Aruba Networks, Inc.
Consolidated Statements of Operations
(GAAP to Non-GAAP Reconciliation)
(In thousands, except per share data)
(Unaudited)

	Three months ended		Nine months ended
	April 30,		April 30,
	2009	2008	2009	2008
GAAP net loss	$(5,761)	$(6,223)	$(18,915)	$(10,340)

Plus:
a) Stock-based expenses	5,533	4,252	18,155	13,550
b) Amortization expense of acquired intangible assets	1,234	683	3,703	1,151
c) Acquisition related severance expense	—	197	—	197
d) Revaluation of warrants to fair value	—	—	—	(715)
e) Restructuring expenses	—	—	1,447	—

Non-GAAP net income (loss)	$1,006	$(1,091)	$4,390	$3,843

GAAP net loss per common share	$(0.07)	$(0.08)	$(0.23)	$(0.13)

Plus:
a) Stock-based expenses	0.07	0.06	0.22	0.17
b) Amortization expense of acquired intangible assets	0.01	0.01	0.04	0.01
c) Acquisition related severance expense	—	—	—	—
d) Revaluation of warrants to fair value	—	—	—	(0.01)
e) Restructuring expenses	—	—	0.02	—

Non-GAAP net income (loss) per common share	$0.01	$(0.01)	$0.05	$0.04

Shares used in computing diluted GAAP net income (loss) per common share	85,200	80,644	84,044	78,922

Shares used in computing diluted Non-GAAP net income (loss) per common share	88,592	80,644	87,423	90,911

Aruba Networks, Inc.
Consolidated Statements of Operations
As a Percentage of Total Revenues
(On a GAAP Basis)
(Unaudited)

	Three months ended		Nine months ended
	April 30,		April 30,
	2009	2008	2009	2008
Revenues:
Product	78.2%	83.3%	81.2%	83.2%
Professional services and support	21.1%	14.7%	18.0%	14.7%
Ratable product and related professional services and support	0.7%	2.0%	0.8%	2.1%

Total revenues	100.0%	100.0%	100.0%	100.0%

Cost of revenues:
Product	30.6%	26.3%	30.1%	26.2%
Professional services and support	4.0%	3.9%	3.8%	4.5%
Ratable product and related professional services and support	0.2%	0.7%	0.3%	0.8%

Total cost of revenues	34.8%	30.9%	34.2%	31.5%

Gross profit	65.2%	69.1%	65.8%	68.5%

Operating expenses:
Research and development	21.2%	22.9%	20.8%	20.9%
Sales and marketing	44.2%	49.8%	45.6%	47.5%
General and administrative	12.8%	11.1%	11.8%	10.2%
Acquisition related severance expense	—	0.5%	—	0.2%
Restructuring expenses	—	—	1.0%	—

Total operating expenses	78.2%	84.3%	79.2%	78.8%

Operating loss	(13.0%)	(15.2%)	(13.4%)	(10.3%)

Other income (expense), net
Interest income	0.8%	2.0%	1.1%	2.7%
Other income (expense), net	0.1%	(0.8%)	(0.3%)	0.2%

Total other income (expense), net	0.9%	1.2%	0.8%	2.9%

Loss before income tax provision	(12.1%)	(14.0%)	(12.6%)	(7.4%)

Income tax provision	0.5%	0.6%	0.4%	0.5%

Net loss	(12.6%)	(14.6%)	(13.0%)	(7.9%)

Aruba Networks, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine months ended
	April 30,
	2009	2008
Cash flows from operating activities
Net loss	$(18,915)	$(10,340)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	7,168	3,436
Provision for doubtful accounts	122	149
Write downs for excess and obsolete inventory	3,324	823
Compensation related to stock options and share awards	18,155	13,550
Net realized gains on short-term investments	(7)	(21)
Accretion of purchase discounts on short-term investments	(293)	(1,283)
Change in carrying value of preferred stock warrants	—	(715)
Gain on disposal of fixed assets	(25)	—
Changes in operating assets and liabilities:
Accounts receivable	1,824	(4,101)
Inventory	(4,417)	(9,380)
Prepaids and other	1,068	(2,755)
Deferred costs	1,763	721
Other assets	179	(372)
Accounts payable	(1,611)	4,199
Deferred revenue	(2,528)	5,690
Other current and noncurrent liabilities	3,566	3,438
Income taxes payable	(195)	261

Net cash provided by operating activities	9,178	3,300

Cash flows from investing activities
Purchases of short-term investments	(77,783)	(85,665)
Proceeds from sales and maturities of short-term investments	65,128	93,104
Purchases of property and equipment	(3,514)	(4,169)
Proceeds from sale of property and equipment	34	—
Cash paid in purchase acquisition, net of cash acquired	—	(16,030)

Net cash used in investing activities	(16,135)	(12,760)

Cash flows from financing activities
Proceeds from issuance of common stock	5,124	10,013
Repurchase of common stock under stock repurchase program	(991)	(1,649)

Net cash provided by financing activities	4,133	8,364

Effect of exchange rate changes on cash and cash equivalents	(1)	2

Net decrease in cash and cash equivalents	(2,825)	(1,094)

Cash and cash equivalents, beginning of period	37,602	42,570

Cash and cash equivalents, end of period	$34,777	$41,476

Supplemental disclosure of cash flow information
Income taxes paid	$607	$468

Supplemental disclosure of non-cash investing and financing activities
Common stock issued in purchase acquisition	$—	$7,852